As filed with the Securities and Exchange Commission on November 17, 2000
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                ----------------

                               ION NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

    Delaware                                                 22-2413505
    (State or other jurisdiction of                          (I.R.S. Employer
    incorporation or organization)                           Identification No.)

    1551 South Washington Avenue, Piscataway, New Jersey     08854
    (Address of Principal Executive Offices)                 (Zip Code)

            AMENDED AND RESTATED NON-QUALIFIED STOCK OPTION AGREEMENT
                              WITH STEPHEN B. GRAY
                            (Full title of the plan)

                    Ronald C. Sacks, Chief Executive Officer
                     and Interim Principal Financial Officer
                               Ion Networks, Inc.
                          1551 South Washington Avenue
                          Piscataway, New Jersey 08854
                     (Name and address of agent for service)

                                 (732) 529-0100
          (Telephone number, including area code, of agent for service)

                                 with a copy to:
                              James Alterbaum, Esq.
                                Parker Chapin LLP
                              The Chrysler Building
                              405 Lexington Avenue
                            New York, New York 10174
                                 (212) 704-6000

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after the effective date of this Registration Statement.

                         CALCULATION OF REGISTRATION FEE


                                                             PROPOSED            PROPOSED
TITLE OF                                                     MAXIMUM             MAXIMUM
EACH CLASS                              AMOUNT               OFFERING            AGGREGATE         AMOUNT OF
OF SECURITIES                           TO BE                PRICE PER           OFFERING          REGISTRATION
TO BE REGISTERED                        REGISTERED(1)        SHARE (2)           PRICE  (2)        FEE (2)
-------------------------------------------------------------------------------------------------------------------
Common Stock, $.001 par value
per share                               400,000              $1.156              $ 462,400         $115.60
-------------------------------------------------------------------------------------------------------------------

(1) Pursuant to Rule 416(b), there shall also be deemed covered hereby all additional securities resulting from anti-dilution adjustments under the Amended and Restated Non-Qualified Stock Option Agreement.

(2) Computed upon the basis of which the price at which the options pursuant to the stock option plan may be exercised, pursuant to Rule 457(h).

                                    PART II.

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

                  The following documents heretofore filed by the Company with the Securities and Exchange Commission pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "1934 Act") are incorporated herein by reference:

                  (a) The registrant's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2000;

                  (b) The registrant's Proxy Statement on Schedule 14A filed on October 23, 2000;

                  (c) The registrant's Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2000;

                  (d) The registrant's Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 2000;

                  (e) The registrant's Current Reports on Form 8-K filed on June 29, 2000; and

                  (f) The description of the registrant's Common Stock contained in the registrant's Registration Statement on Form S-18 (No. 2-93800-NY) filed on October 16, 1984 under the 1934 Act, including any amendment or report filed for the purpose of updating such descriptions.

                  All documents filed subsequent to the date of this Registration Statement pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement.

ITEM 4.   DESCRIPTION OF SECURITIES.

                  Not Applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

                  Not Applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the General Corporation Law of the State of Delaware (the "DGCL") provides, in general, that a corporation incorporated under the laws of the State of Delaware, such as the registrant, may indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a derivative action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. In the case of a derivative action, a Delaware corporation may indemnify any such person against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court determines such person is fairly and reasonably entitled to indemnity for such expenses.

         Article Tenth of the registrant's Certificate of Incorporation states that the Corporation shall, to the fullest extent permitted by the DGCL, indemnify any and all persons whom it shall have power to indemnify under
Section 145 thereof from and against any and all of the expenses (including, without limitation, attorneys' fees and expenses), liabilities or other matters referred to in or covered by such Section, and the indemnification so provided shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding the position giving rise to the entitlement of indemnification, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, estate, executors and administrators of any such person.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

                  Not Applicable.


ITEM 8.    EXHIBITS.

Exhibit
Number            Description
------            -----------

3.1 Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on August 5, 1998.(1)

3.2 Certificate of Amendment of the Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on December 11, 1998.(1)

3.3 Certificate of Amendment of the Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on October 12, 1999.(2)

3.4               By-Laws of the Company. (1)

4.1               Amended and Restated Non-Qualified Stock Option Agreement.

5.1 Opinion of Parker Chapin LLP as to the legality of the Common Stock being offered.

23.1              Consent of PricewaterhouseCoopers LLP.

23.2              Consent of Parker Chapin LLP (included in Exhibit 5.1).

24.1 Powers of Attorney of certain officers and directors of the registrant (included in signature page).

----------------
(1) Incorporated by reference to the Company's registration statement on Form S-8 filed on April 22, 1999.
(2) Incorporated by reference to the Company's Post Effective Amendment No. 1 to the Company's registration statement on Form S-8, filed on March 17, 2000.

ITEM 9. UNDERTAKINGS.

                  The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i) To include  any  prospectus  required  by Section
10(a)(3) of the Securities Act of 1933;

                           (ii) To reflect in the prospectus any facts or events
arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                           (iii)  To  include  any  material   information  with
respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 6 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Piscataway, State of New Jersey, on the 17th day of November, 2000.

                                 ION NETWORKS, INC.


                                 By: /s/ Ronald C. Sacks
                                    --------------------------------------------
                                    Ronald C. Sacks, Chief Executive Officer and
                                    Interim Principal Financial Officer


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ronald C. Sacks and Stephen M. Deixler and each of them with power of substitution, as his attorney-in-fact, in all capacities, to sign any amendments to this registration statement (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-facts or their substitutes may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 17th day of November, 2000.

                        Signature                                  Title
                        ---------                                  -----

/s/ Ronald C. Sacks                                       Chief Executive Officer
--------------------------------------------------        and Interim Principal Financial Officer
Ronald C. Sacks


/s/ Stephen M. Deixler                                    Chairman of the Board of Directors
--------------------------------------------------
Stephen M. Deixler

/s/ Baruch Halpern                                        Director
--------------------------------------------------
Baruch Halpern

/s/ Alexander C. Stark                                    Director
--------------------------------------------------
Alexander C. Stark



--------------------------------------------------        Director
Martin Ritchie



--------------------------------------------------        Director
Alan Hardie

                                  EXHIBIT INDEX

Exhibit
Number                             Description
------                             -----------

3.1 Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on August 5, 1998.(1)

3.2 Certificate of Amendment of the Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on December 11, 1998.(1)

3.3 Certificate of Amendment of the Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on October 12, 1999.(2)

3.4               By-Laws of the Company. (1)

4.1               Amended and Restated Non-Qualified Stock Option Agreement.

5.1 Opinion of Parker Chapin LLP as to the legality of the Common Stock being offered.

23.1              Consent of PricewaterhouseCoopers LLP.

23.2              Consent of Parker Chapin LLP (included in Exhibit 5.1).

24.1 Powers of Attorney of certain officers and directors of the registrant (included in signature page).
------------------
(1) Incorporated by reference to the Company's registration statement on Form S-8 filed on April 22, 1999.

(2) Incorporated by reference to the Company's Post Effective Amendment No. 1 to the Company's registration statement on Form S-8, filed on March 17, 2000.